Exhibit 10.4

Execution Version

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of December 4, 2025 (the “Effective Date”) (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by and among BRAG HOUSE HOLDINGS, INC., a Delaware corporation (“Pubco”) and DOGECOIN VENTURES, INC., a Texas corporation (“Dogecoin”; and, Dogecoin, together with Pubco, collectively the “Grantors” and, each individually, a “Grantor”), in favor of [●]., a Cayman Islands exempt limited company, as pledgee, assignee, and secured party (in such capacities and together with any successors in such capacities, the “Secured Party”).

RECITALS

Pubco has in connection with the execution and delivery of this Agreement, entered into that certain Common Stock Purchase Agreement, dated as of the Effective Date (as amended, amended and restated, supplemented or otherwise modified from time to time, the “CEF”), by and among Pubco, House of Doge Inc., a Texas corporation (“HOD”), and [●], as investor, pursuant to which, among other things, Pubco and HOD has sold one or more Notes (as defined in the CEF) to the Secured Party (such persons, individually a “Holder” and, collectively, the “Holders”), and Pubco will issue Warrants (as defined in any Note) to each Holder (such persons, individually a “Warrant Holder” and, collectively, the “Warrant Holders”).

Substantially concurrently herewith, Pubco and HOD have executed and delivered Notes in favor of the Secured Party and may hereafter execute and deliver additional Notes to the Secured Party, as set forth in such Notes.

Substantially concurrently herewith, Dogecoin, together with each of Subsidiary of Pubco and HOD, has executed and delivered the Guaranty Agreement (as defined below) to guaranty all liabilities and obligations as therein provided, which includes the Secured Obligations (as defined below).

Each Grantor will receive substantial direct and indirect benefits from the execution, delivery and performance of the obligations under the Note, the Guaranty Agreement, the CEF and the other Transaction Documents (as defined below), and each is, therefore, willing to enter into this Agreement.

This Agreement is given by each Grantor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations.

It is a condition to the obligations of the Holders to purchase the Notes that each Grantor execute and deliver this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Secured Party hereby agree as follows:

Article I
DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions.

(a) Unless otherwise defined herein or in the Note, as applicable, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(b) The following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144. As used herein, (a) “Rule 144” means Rule 144 promulgated by the U.S. Securities and Exchange Commission or any successor entity (the “Commission”) pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect; and (b) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Agreement” has the meaning set forth in the Preamble hereof.

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Business Day” has the meaning set forth in any Note.

“CEF” has the meaning set forth in the first Recital hereof.

“Claims” means any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens, and other claims arising by operation of law against, all or any portion of the Pledged Collateral.

“CleanCore” means CleanCore Solutions, Inc., a Nevada corporation.

“CleanCore Warrant” means that certain Pre-Funded Common Stock Purchase Warrant of CleanCore Solutions, Inc., dated September 5, 2025 (as amended, restated, supplemented or otherwise modified from time to time), executed by CleanCore in favor of Dogecoin and for 1,000,000 Warrant Shares.

“Collateral” means “Pledged Collateral” as defined herein.

“Contested Liens” means, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent, or are being contested in good faith and with proper reserves established with respect thereto in accordance with GAAP, and otherwise comply with the provisions of Section 4.10; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

“Control” means (i) with respect to any Securities Account and Security Entitlement, control within the meaning of Section 9-106 of the UCC, (ii) with respect to any Uncertificated Security, control within the meaning of Section 8-106(c) of the UCC, (iii) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, and (iv) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Distributions” means, collectively, with respect to each Grantor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits, and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed or distributable to such Grantor in respect of or in exchange for any or all of the Pledged Securities.

“Dogecoin” has the meaning set forth in the Preamble.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” has the meaning set forth in any Note.

“First Priority” means, with respect to any Lien purported to be created in any Pledged Collateral pursuant to this Agreement, such Lien is the most senior lien to which such Pledged Collateral is subject.

“Grantor” has the meaning set forth in the Preamble hereof.

“Guaranty” means that certain Global Guaranty Agreement, dated as of the Effective Date (as amended, restated, supplemented or otherwise modified from time to time) among the “Guarantors” identified therein, including Dogecoin, and the Secured Party.

“HOD” has the meaning set forth in the first Recital hereof.

“Holder” and “Holders” each has the meaning set forth in the first Recital hereof.

“Issuer” means Pubco and HOD.

“Issuer Party” means, individually, each Issuer and each Grantor and their respective subsidiaries, and “Issuer Parties” means, collectively, the Issuer, all Grantors and their respective subsidiaries.

“Laws” means, collectively, all international, foreign, federal, state, and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Entity charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Entity, in each case whether or not having the force of Law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, easement, right-of-way or other encumbrance on title to real property, lien (statutory or other), hypothec, charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) whether arising by contract, as a matter of law, by judicial process or otherwise.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the assets, business, properties or financial condition of an Issuer or a Grantor or, (b) a material impairment of the ability of any Issuer or any Grantor to pay or perform any of the Secured Obligations under the Note or any other Transaction Documents, or (c) a material adverse effect on (i) any portion of the Collateral (as defined in any Note), (ii) the legality, validity, binding effect or enforceability against any Issuer or any Grantor of any of the Transaction Documents to which it is party, (iii) the perfection or priority of any Lien granted to the Secured Party under any Security Document (as defined in any Note), or (iv) the rights or remedies of the Secured Party under any Transaction Document.

“Organizational Documents” means the certificate of incorporation and by-laws or any comparable organizational documents of any corporate entity (including limited liability companies and partnerships).

“Pledged Collateral” has the meaning set forth in Section 2.01.

“Pledged Securities” means, collectively, with respect to each Grantor, (i) on the Effective Date, all issued and outstanding Equity Interests of CleanCore that are owned by such Grantor, including Equity Interests identified on Schedule 1 hereof as of the Effective Date (as such Schedule 1 may be updated by the Secured Party to identify additional Pledged Securities but any such update is not required for the inclusion of any such additional Equity Interests as part of the “Pledged Securities”), the CleanCore Warrant (and, upon exercise thereof, the Equity Interests of CleanCore issued thereunder), and all options, warrants, rights, agreements and additional Equity Interests of whatever class of CleanCore acquired by such Grantor in any manner, together with all claims, rights, privileges, authority and powers of such Grantor relating to such Equity Interests in CleanCore or under any Organizational Document of CleanCore, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, and (ii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) above, upon any stock split, reclassification of such Equity Interests or otherwise arising in respect of such Equity Interests or in connection with any consolidation or merger of any issuer of such Equity Interests/all Equity Interests of any successor issuer owned by such Grantor formed by or resulting from any consolidation or merger in which any Person listed in Schedule 1 hereof is not the surviving entity.

“Pubco” has the meaning set forth in the Preamble.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of it and its Affiliates.

“Secured Obligations” means (i) obligations of Pubco, HOD and the other Issuer Parties from time to time arising under each Note, the Guaranty Agreement, this Agreement or any other Transaction Document or otherwise with respect to the due and prompt payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding (“Postpetition Interest”)) on the outstanding obligations under the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Pubco, HOD and the other Issuer Parties under or in respect of any Transaction Document, and (ii) the due and prompt performance of all other covenants, duties, debts, obligations and liabilities of any kind of Pubco, HOD and the other Issuer Parties, individually or collectively, under or in respect of the Notes, this Agreement, the Guaranty Agreement, and the other Transaction Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise.

“Secured Party” has the meaning set forth in the Preamble hereof.

“Securities Account Control Agreement” means a securities account control agreement reasonably satisfactory to the Secured Party establishing the Secured Party’s full dominion and Control with respect to the Securities Account(s) identified therein and under which the applicable Grantor shall not have any rights to withdraw any Pledged Collateral (including any cash deposited, held or otherwise maintained in such Securities Account) therefrom without the prior written consent of the Secured Party.

“Securities Collateral” means, collectively, the Pledged Securities and the Distributions.

“Transaction Documents” has the meaning set forth in each Note.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Warrant Holder” and “Warrant Holders” each has the meaning set forth in the first Recital hereof.

Section 1.02 Interpretation. All references in this Agreement to Sections are references to Sections of this Agreement unless otherwise specified.

Section 1.03 Resolution of Drafting Ambiguities. Each Grantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Secured Party) shall not be employed in the interpretation of this Agreement.

Section 1.04 Schedules. The Secured Party and each Grantor and each Secured Party agree that the Schedules hereof and all descriptions of Pledged Collateral contained in the Schedules and all amendments and supplements thereto are and shall at all times remain a part of this Agreement.

Article II
Grant of security interest

Section 2.01 Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Grantor hereby pledges to the Secured Party, and grants to the Secured Party a Lien on and security interest in and to, all of the right, title and interest of such Grantor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(a) all Securities Collateral, whether constituting Securities, General Intangibles, Investment Property or otherwise;

(b) all Investment Property relating to the Securities Collateral;

(c) all Financial Assets, Securities Entitlements and Securities Accounts relating to the Securities Collateral;

(d) all Supporting Obligations relating to the foregoing;

(e) all Organizational Documents relating to the foregoing and all books and records and other materials and records relating to the Pledged Collateral and any General Intangibles at any time evidencing or relating to any of the foregoing; and

(f) to the extent not covered by clauses (a) through (e) of this sentence, all Proceeds and products of each of the foregoing and all accessions of and to, substitutions and replacements for, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

The failure to identify any Pledged Securities on Schedule 1 shall not adversely affect the security grant made under this Section 2.01.

Section 2.02 Filings. Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor, and any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Pledged Collateral of such Grantor or words of similar effect or as being of an equal or lesser scope or with greater detail. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Secured Party promptly upon reasonable request by the Secured Party.

Article III
Perfection and further assurances

Section 3.01 Perfection of Certificated Securities Collateral. Each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral and other Pledged Collateral have been delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank and that (assuming continuing possession by the Secured Party of any such Securities Collateral and such Pledged Collateral) the Secured Party has a perfected First Priority security interest and Lien therein. Each Grantor hereby covenants and agrees that all certificates, agreements or instruments representing or evidencing the Securities Collateral and other Pledged Collateral acquired by such Grantor after the Effective Date shall be held by or on behalf of the Secured Party in trust for the Secured Party and promptly (and in any event within three (3) Business Days’ upon receipt thereof by such Grantor) shall be delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

The Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Secured Party or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder; provided, that after any such Event of Default has been waived in accordance with the provisions of the Notes and to the extent the Secured Party has exercised its rights under this sentence, the Secured Party shall, promptly after the reasonable request of the applicable Grantor(s), cause such Securities Collateral to be transferred to, or request that such Securities Collateral is registered in the name of, the applicable Grantor(s) to the extent it or its nominees holds an interest in such Securities Collateral at such time. In addition, at any time/upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

Section 3.02 Perfection of Uncertificated Securities Collateral. Each Grantor represents and warrants that on the Effective Date none of the Pledged Securities or other Pledged Collateral are uncertificated Pledged Securities or uncertificated Pledged Collateral. Each Grantor hereby agrees that if any of the Pledged Securities or other Pledged Collateral are at any time not evidenced by certificates of ownership, such Grantor will, as directed by the Secured Party, cause the issuer thereof to any of (i) register the Secured Party as the registered owner of such securities, or (ii) agree in an authenticated record with such Grantor and the Secured Party that such issuer will comply with instructions with respect to such securities originated by the Secured Party without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Secured Party, or (iii) if held by any securities intermediary, to cause the Secured Party to retain Control over such Pledged Collateral to the extent required to perfect a security interest in such Pledged Collateral under the UCC. Each Grantor hereby covenants and agrees, with respect to Pledged Securities that are partnership interests or limited liability company interests, that after the occurrence and during the continuance of any Event of Default, upon request by the Secured Party, such Grantor will (A) cause the Organizational Documents of each issuer that is a subsidiary of the Pubco or HOD, as applicable, to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Secured Party in accordance with the provisions of Section 3.01.

Section 3.03 Maintenance of Perfected Security Interest. Each Grantor represents and warrants that on the Effective Date all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Secured Party in respect of the Pledged Collateral have been delivered to the Secured Party in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 2 hereof. Each Grantor agrees that at its sole cost and expense, such Grantor will maintain the security interest created by this Agreement in and the Lien on the Pledged Collateral as a perfected First Priority security interest in and Lien on such Pledged Collateral.

Section 3.04 Securities Accounts. As of the Effective Date, no Grantor has any Securities Accounts in which any Pledged Collateral is deposited, held or otherwise maintained. No Grantor shall hereafter establish or maintain any Securities Account in which any Pledged Collateral is (or is to be) deposited, held or otherwise maintained with any Securities Intermediary unless the Secured Party consents in writing prior to the establishment of any such Securities Account and unless (A) the Securities Intermediary for such Securities Account shall be reasonably acceptable to the Secured Party and (B) such Grantor and such Securities Intermediary shall have duly executed and delivered a Securities Account Control Agreement with respect to such Securities Account to the Secured Party. If any Securities Account is established as herein provided, then each Grantor shall accept any Pledged Collateral (including cash) in trust for the benefit of the Secured Party and within one (1) Business Day of actual receipt thereof, deliver such Pledged Collateral to the Securities Account over which a Securities Account Control Agreement is in place. The provisions of this Section 3.04 shall not apply to any Financial Assets credited to a Securities Account for which the Secured Party is the Securities Intermediary. No Grantor shall grant Control over any Pledged Collateral to any Person other than the Secured Party.

Section 3.05 Additional Pledged Collateral.

(i) If any Grantor shall at any time hold or acquire any certificated securities constituting Pledged Collateral, such Grantor shall promptly (1) endorse, assign and deliver the same to the Secured Party, accompanied by such undated instruments of transfer or assignment duly executed in blank, all in form and substance satisfactory to the Secured Party or (2) at the request of the Secured Party, within one (1) Business Day of receipt thereof, deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Secured Party.

(ii) If any securities now or hereafter acquired by any Grantor constituting Pledged Collateral are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Secured Party thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (1) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of any Grantor or such nominee, (2) arrange for the Secured Party to become the registered owner of such securities, or (3) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Secured Party has Control.

Section 3.06 Further Assurances.

(a) Further Assurances. Each Grantor shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in the Pledged Collateral as provided herein and the rights and interests granted to the Secured Party hereunder, and enable the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, and delivery of Securities Account Control Agreements with respect to Securities Accounts, all in form reasonably satisfactory to the Secured Party and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Secured Party hereunder, as against third parties, with respect to the Pledged Collateral. If an Event of Default has occurred and is continuing, the Secured Party may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Secured Party may reasonably believe are necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors.

(b) Report. Within 30 days after the end of each calendar month the Company shall furnish the Secured Party with a report listing for such quarter:

(i) any subsidiary formed or acquired by any Grantor;

(ii) any change in name or jurisdiction of organization of any Grantor as permitted by the Transaction Documents;

(iii) any certificated securities, uncertificated securities, other equity interests or Indebtedness not held in a Securities Account acquired by any Grantor that constitute Pledged Collateral; and

(iv) the opening of any Securities Account in which Pledged Collateral is intended to be deposited, held or otherwise maintained.

Article IV
Representations, warranties and covenants

Each Grantor represents, warrants and covenants as follows (as used herein, each reference to “Grantor” in this Article IV refers to such Person in its capacity as a Grantor under this Agreement):

Section 4.01 Representations Generally.

(a) Existence. Each Grantor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect and (iii) is in compliance with all applicable Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Power and Authorization. Each Grantor has the power and authority, and the legal right, to own or lease and operate its property, and to carry on the business as now conducted and as proposed to be conducted, and to execute, deliver and perform the Transaction Documents to which it is a party. Each Grantor has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Entity or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Transaction Documents, except the filings referred to in Schedule 2. This Agreement and each other Transaction Document to which such Grantor is a party has been duly executed and delivered by each Grantor thereto.

(c) Enforceability. This Agreement constitutes, and each other Transaction Document to which a Grantor is a party when delivered hereunder will constitute, a legal, valid and binding obligation of such Grantor thereto, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) No Contravention. The execution, delivery and performance of this Agreement and the other Transaction Documents will not violate any Applicable Law or any contractual obligation of any Grantor and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or assets pursuant to any Applicable Law or any such contractual obligation (other than the Liens created by this Agreement and the other Transaction Documents), except, for such defaults, liens, charges and encumbrances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) No Litigation. No action, suit, litigation, investigation or proceeding of or before any arbitrator or Governmental Entity is pending or, to the knowledge of any Grantor, threatened in writing by or against any Grantor or against any of its property or assets (i) with respect to this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, or (ii) that could reasonably be expected to have a Material Adverse Effect.

Section 4.02 Perfected First Priority Security Interest. This Agreement is effective to create in favor of the Secured Party a legal, valid and enforceable security interest in the Pledged Collateral and the Proceeds thereof. In the case of the certificated Pledged Securities, when stock certificates representing such Pledged Securities are delivered to the Secured Party and in the case of the other Pledged Collateral, when financing statements and other filings specified on Schedule 2 hereof in appropriate form are filed in the offices specified on Schedule 2 hereof and other actions described in Schedule 2 hereof are taken, this Agreement shall constitute, and will at all times constitute, a fully perfected First Priority Lien on, and security interest in, all rights, title and interest of the Grantors in such Pledged Collateral and the Proceeds thereof, as security for the Secured Obligations.

Section 4.03 No Transfer of Pledged Collateral. No Grantor shall sell, offer to sell, dispose of, convey, assign or otherwise transfer, or grant any option with respect to, restrict, or grant, create, permit or suffer to exist any Lien on, any of the Pledged Collateral pledged by it hereunder or any interest therein except as permitted by each Note.

Section 4.04 Claims Against Pledged Collateral. Each Grantor shall, at its own cost and expense, use its best efforts to defend title to the Pledged Collateral and the First Priority security interest granted to and Lien created in favor of the Secured Party with respect thereto against all claims and demands of all Persons at any time affecting the Grantor’s title to such Collateral or otherwise claiming any interest therein adverse to the Secured Party other than Liens expressly permitted under the terms of any Note that are subject to subordination agreements acceptable to the Secured Party. Except as expressly permitted by each Note, there is no agreement to which any Grantor is a party, order, judgment or decree, and no Grantor shall enter into any agreement or take any other action, that could reasonably be expected to restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Grantors’ obligations or the rights of the Secured Party hereunder.

Section 4.05 Other Financing Statements. No financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral or listing such Grantor as debtor is on file in any recording office, except such as have been filed in favor of the Secured Party pursuant to this Agreement or as otherwise permitted under each Note. No Grantor shall execute, authorize or permit to be filed in any recording office any financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral or listing such Grantor as debtor with respect to all or any part of the Pledged Collateral, except financing statements and other instruments filed in respect of Liens permitted under the Notes.

Section 4.06 Changes in Name, Jurisdiction of Organization, Etc. On the Effective Date, such Grantor’s type of organization, jurisdiction of organization, legal name, Federal Taxpayer Identification Number, organizational identification number (if any) and chief executive office or principal place of business are indicated next to its name in Schedule 4 hereof. Schedule 4 also lists all of such Grantor’s jurisdictions and types of organization, legal names and locations of chief executive office or principal place of business at any time during the four months preceding the Effective Date, if different from those referred to in the preceding sentence.

Such Grantor shall not, except upon not less than 15 days’ prior written notice (in the form of an officer’s certificate), or such lesser notice period agreed to by the Secured Party, to the Secured Party, and delivery to the Secured Party of all additional financing statements, information and other documents reasonably requested by the Secured Party to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its legal name, identity, type of organization or corporate structure;

(b) change the location of its chief executive office or its principal place of business;

(c) change its Federal Taxpayer Identification Number or organizational identification number (if any); or

(d) change its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, organizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction).

Such Grantor shall, prior to any change described in the preceding sentence, take all actions reasonably requested by the Secured Party to maintain the perfection and priority of the security interest of the Secured Party in the Pledged Collateral intended to be granted hereunder.

Each Grantor agrees to promptly provide the Secured Party with certified Organizational Documents reflecting any of the changes described in this Section 4.06. Each Grantor also agrees to promptly notify the Secured Party of any change in the location of any office in which it maintains books or records relating to Pledged Collateral owned by it or any office or facility at which Pledged Collateral is located (including the establishment of any such new office or facility).

Section 4.07 Pledged Securities. Schedule 1 sets forth a complete and accurate list of all Pledged Securities held by such Grantor as of the Effective Date. The Pledged Securities pledged by such Grantor hereunder constitute all of the issued and outstanding Equity Interests of CleanCore or warrants issued by CleanCore held by such Grantor unless otherwise noted in Schedule 1. All of the Pledged Securities existing on the Effective Date have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued, fully paid and non-assessable. There is no amount or other obligation owing by any Grantor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Grantor’s status as a partner or a member of any issuer of the Pledged Securities. No Grantor is in default or violation of any material provisions of any agreement to which such Grantor is a party relating to the Pledged Securities.

No Securities Collateral pledged by such Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Grantor by any Person with respect thereto, except as have been disclosed in writing to the Secured Party and there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Secured Party) which evidence any Pledged Securities of such Grantor.

Each Grantor shall, upon obtaining any Pledged Securities, accept the same in trust for the benefit of the Secured Party and promptly (but in any event within three (3) Business Days after receipt thereof) deliver to the Secured Party an updated Schedule 1 (it is acknowledged and agreed that the Secured Party may update such Schedule 1 if a Grantor shall fail to deliver such updated Schedule 1 (and Secured Party agrees to use commercially reasonable efforts to deliver a copy of any such updated Schedule 1 prepared by the Secured Party to the Grantors (it being acknowledged and agreed by the Grantors that the failure of the Secured Party to provide a copy of such updated Schedule 1 prepared by the Secured Party shall not constitute a breach hereunder or under any other Transaction Document))), and the certificates and other documents required under Section 3.01 and Section 3.02 in respect of the additional Pledged Securities which are to be pledged pursuant to this Agreement, and confirming the Lien hereby created on such additional Pledged Securities.

Section 4.08 Approvals. In the event that the Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Entity or any other Person therefor, then, upon the request of the Secured Party, such Grantor agrees to use its best efforts to assist the Secured Party in obtaining as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.09 Pledged Collateral Information. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to the Secured Party or any Secured Party, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules hereof constitutes all of the property of such type of Pledged Collateral owned or held by the Grantors.

Section 4.10 Compliance With Laws. Each Grantor shall pay promptly when due all Claims upon the Pledged Collateral or incurred in connection with the use or operation of the Pledged Collateral or incurred in connection with this Agreement. All Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable which is a Contested Lien or a Lien permitted by each Note. In the event any Grantor shall fail to make such payment contemplated in the immediately preceding sentence, the Secured Party may (following notice to the Grantor, to the extent practicable) do so for the account of such Grantor and the Grantors shall promptly reimburse and indemnify the Secured Party for all costs and expenses incurred by the Secured Party under this Section 4.10 in accordance with Section 7.07. Each Grantor shall comply with all Applicable Law applicable to the Pledged Collateral the failure to comply with which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

Article V
Securities collateral

Section 5.01 Existing Voting Rights and Distributions.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, any Note, the CEF or any other Transaction Document; provided, however, that no Grantor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all cash Distributions; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities that would constitute Collateral shall be immediately delivered to the Secured Party to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of such Grantor and be promptly (but in any event within three (3) Business Days after receipt thereof) delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) The Secured Party shall be deemed without further action to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Grantor and at the sole cost and expense of such Grantor, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.01(a)(i) and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.01(a)(ii).

(c) Upon the occurrence and during the continuance of any Event of Default:

(i) All rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall immediately cease and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to receive and hold such Distributions as Pledged Collateral.

(d) Each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Secured Party appropriate instruments as the Secured Party may request in order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.01(c)(i) and to receive all Distributions which it may be entitled to receive under Section 5.01(c)(ii).

(e) All Distributions which are received by any Grantor contrary to the provisions of Section 5.01(a)(ii) or Section 5.01(c) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall promptly (but in any event within one (1) Business Days after receipt thereof by such Grantor) be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 5.02 Certain Agreements of Grantors.

(a) In the case of each Grantor which is an issuer of Securities Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby (i) consents to the extent required by the applicable Organizational Document to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Secured Party or its nominee and to the substitution of the Secured Party or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be and (ii) irrevocably waives any and all provisions of the applicable Organizational Documents that conflict with the terms of this Agreement or prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such Lien.

(c) In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, following an Event of Default and upon the request of the Secured Party such Grantor will cause each partnership or limited liability company included in the Pledged Collateral to amend its partnership agreement or limited liability company agreement to include the following provision:

“Notwithstanding any other provision of this agreement (including any transfer restrictions set forth herein), in the event that an Event of Default shall have occurred under that certain CEF or Note referred to therein (as such CEF or any such Note may be amended, modified, supplemented or restated from time to time) dated as of December 4, 2025 (the “CEF”) among Brag House Holdings, Inc. and House of Doge Inc., collectively as issuer (the “Company’), and [●]., as Secured Party (together with its successors and assigns, in such capacity the “Secured Party”), (i) the holders and buyers from time to time parties thereto and the agents party thereto and the Secured Party shall be entitled to exercise any of their respective rights and remedies with respect to equity interests in the [Company], and (ii) each [Member] hereby irrevocably consents to the transfer of any equity interest and all related management and other rights in the [Company] to the Secured Party or any nominee of the Secured Party. The Secured Party is a third-party beneficiary of this provision and this provision cannot be amended or repealed, without the consent of the Secured Party until the CEF and the other Transaction Documents and all obligations thereunder have been indefeasibly paid in full in cash and such agreements have been terminated.”

Article VI
Remedies

Section 6.01 Remedies.

(a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise, without any other notice to or demand upon any Grantor, in addition to the other rights and remedies provided for herein, any Note or in any other Transaction Document or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and also may:

(i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party immediately, assemble the Pledged Collateral or any part thereof, as directed by the Secured Party and make it available to the Secured Party at a place and time to be designated by the Secured Party;

(ii) without notice (A) Secured Party may exercise any rights under the CleanCore Warrant in any manner as determined by the Secured Party in its sole discretion and (B) except as specified below, sell, resell, assign and deliver or otherwise dispose of the Pledged Collateral or any part thereof, in one or more parcels on any exchange on which the Equity Interests of CleanCore are traded or other recognized market, at any public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable;

(iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Pledged Collateral, or otherwise in respect of the Pledged Collateral, including without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Pledged Collateral, (B) exercise all other rights and remedies with respect to the Pledged Collateral, including without limitation, those set forth in Section 9-607 of the UCC and (C) exercise any and all voting, consensual and other rights with respect to any Pledged Collateral.

(b) Each Grantor agrees that, unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, to the extent notice of sale shall be required by law in connection with the exercise of remedies following an Event of Default, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Pledged Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. Each Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledged Collateral and any other security for the Secured Obligations or otherwise. The Secured Party shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Pledged Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party shall not be obligated to clean-up or otherwise prepare the Pledged Collateral for sale.

(c) If any Event of Default shall have occurred and be continuing, all payments received by any Grantor in respect of the Pledged Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall be forthwith paid over the Secured Party in the same form as so received (with any necessary endorsement).

(d) If any Event of Default shall have occurred and be continuing, the Secured Party may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Secured Obligations against any funds deposited with it or held by it.

(e) If the Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral of any Grantor pursuant to this Section 6.01, each Grantor agrees that, upon request of the Secured Party, such Grantor will, at its own expense:

(i) provide the Secured Party with such information and projections as may be necessary or, in the opinion of the Secured Party, advisable to enable the Secured Party to effect the sale of such Securities Collateral;

(ii) cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Grantors. Each Grantor will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Entity; and

(iii) do or cause to be done all such other acts and things as may be necessary to make such sale of such Securities Collateral or any part thereof valid and binding and in compliance with applicable law.

(f) The Secured Party is authorized, in connection with any sale of the Securities Collateral pursuant to this Section 6.01, to deliver or otherwise disclose to any prospective purchaser of the Securities Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to Section 6.01(e); (ii) any information and projections provided to it pursuant to Section 6.01(e), and (iii) any other information in its possession relating to such Securities Collateral.

Section 6.02 No Waiver and Cumulative Remedies. No failure on the part of the Secured Party to exercise, no course of dealing with respect to, and no delay on the part of the Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Secured Party be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

Section 6.03 Application of Proceeds; Deficiency. Upon the exercise by the Secured Party of its remedies hereunder, any proceeds received by the Secured Party in respect of any realization upon any Pledged Collateral shall be applied, together with any other sums then held by the Secured Party pursuant to this Agreement, as determined by the Secured Party in its sole discretion. Following indefeasible payment in full in cash of the Secured Obligations, any remaining proceeds received by the Secured Party in respect of any realization upon any Pledged Collateral shall be delivered to the Grantors or as any applicable Governmental Entity may direct. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

Article VII
MISCELLANEOUS

Section 7.01 Concerning Secured Party.

(a) Duty of care. The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with its own property consisting of similar instruments or interests. The Secured Party shall not have responsibility for (i) ascertaining or taking action whatsoever with regard to any Pledged Collateral (including matters relating to the Pledged Securities, whether or not the Secured Party or any other Person has or is deemed to have knowledge of such matters) or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(b) Reliance. The Secured Party shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder.

(c) Conflict. If any item of Pledged Collateral also constitutes collateral granted to the Secured Party under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other document in respect of such collateral, the provisions of this Agreement shall control unless the other deed of trust, mortgage, security agreement, pledge or instrument expressly states otherwise.

Section 7.02 Performance By Secured Party. If any Grantor shall fail to perform any covenants contained in this Agreement after giving effect to all applicable grace periods (including covenants to pay insurance, taxes and claims arising by operation of law in respect of the Pledged Collateral and to pay or perform any Grantor obligations under any Pledged Collateral) or if any representation or warranty on the part of any Grantor contained herein shall be breached, the Secured Party may (but shall not be obligated to) during the existence of an Event of Default do the same or cause it to be done or remedy any such breach, and may make payments for such purpose; provided, however, that the Secured Party shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Notes. Any and all amounts so paid by the Secured Party shall be reimbursed by the Grantors in accordance with the provisions of Section 7.07. Neither the provisions of this Section 7.02 nor any action taken by the Secured Party pursuant to the provisions of this Section 7.02 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.

Section 7.03 Power of Attorney. Each Grantor hereby appoints the Secured Party its attorney-in-fact, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time during the existence of a default or an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument consistent with the terms of the Notes and the other Transaction Documents which the Secured Party may deem necessary or advisable to accomplish the purposes hereof (but the Secured Party shall not be obligated to and neither the Secured Party nor any Secured Party shall have any liability to such Grantor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 7.04 Continuing Security Interest and Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon the Grantors, their respective successors and assigns and (b) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its permitted successors, transferees and assigns and its officers, directors, employees, affiliates, agents, advisors and controlling Persons; provided that, no Grantor shall assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party and any attempted assignment or transfer without such consent shall be null and void. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Notes.

Section 7.05 Modification in Writing. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by any Grantor therefrom shall be effective, except by a written instrument signed by the Secured Party. Any amendment, modification or supplement of any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof, in each case, shall be effective only in the specific instance and for the specific purpose for which made or given. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, terminated or waived with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.06 Notices. Unless otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the CEF, and, as to any Grantor, addressed to it at the address of such Grantor set forth in Schedule 5 hereof and as to the Secured Party, addressed to it at the address set forth in the CEF, or in each case at such other address as shall be designated by such party in a written notice to the other party.

Section 7.07 Indemnity and Expenses.

(a) Each Grantor hereby agrees to indemnify and hold harmless the Secured Party (and any sub-agent thereof), and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) from any losses, damages, liabilities, claims and related expenses (including the fees and expenses of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees, expenses and time charges for attorneys who are employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Grantor or any other Issuer Party) other than such Indemnitee and its Related Parties arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Secured Obligations to be the legal, valid, and binding obligations of any Issuer Party enforceable against such Issuer Party in accordance with their terms, whether brought by a third party or by such Grantor or any other Issuer Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction in a final non-appealable order.

(b) To the fullest extent permitted by applicable law, each Grantor hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, or the use of proceeds thereof. No Indemnitee shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby by unintended recipients.

(c) Each Grantor agrees to pay or reimburse the Secured Party for all its costs and expenses incurred in collecting against such Grantor in its Secured Obligations or otherwise protecting, enforcing or preserving any rights or remedies under this Agreement and the other Transaction Documents to which such Grantor is a party, including the fees and other charges of counsel to the Secured Party.

(d) All amounts due under this Section 7.07 shall be payable promptly (and in any event within five Business Days) after demand therefor, shall constitute Secured Obligations and, if not timely paid, shall bear interest until paid at a rate the Default Rate (as defined in the Notes).

(e) Without prejudice to the survival of any other agreement of any Grantor under this Agreement or any other Transaction Documents, the agreements and obligations of each Grantor contained in this Section 7.07 shall survive termination of the Transaction Documents and payment in full of the Secured Obligations and all other amounts payable under this Agreement.

Section 7.08 Governing Law, Consent to Jurisdiction and Waiver of Jury Trial. This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York), including all matters of construction, validity and performance. The other provisions of Section 7(b) and 7(c) of each Note are incorporated herein, mutatis mutandis, as if a part hereof.

Section 7.09 Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

Section 7.10 Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Transaction Documents, and any separate letter agreements with respect to fees payable to the Secured Party, constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Except as provided in Section 6(c) of each Note, this Agreement shall become effective when it shall have been executed by the Secured Party and when the Secured Party shall have received counterparts hereof signed by each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. Tech. §§ 301 to 309).

Section 7.11 No Release. Nothing set forth in this Agreement or any other Transaction Document, nor the exercise by the Secured Party of any of the rights or remedies hereunder, shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed in respect of any of the Pledged Collateral or from any liability to any Person in respect of any of the Pledged Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on any Grantor’s part to be so performed or observed or shall impose any liability on the Secured Party for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, any Note, the CEF or the other Transaction Documents, or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, the Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral. The obligations of each Grantor contained in this Section 7.11 shall survive the termination hereof and the discharge of such Grantor’s other obligations under this Agreement, the Notes, the CEF and the other Transaction Documents.

Section 7.12 Obligations Absolute. Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Pledged Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:

(a) any illegality or lack of validity or enforceability of any Secured Obligation or any Transaction Document or any related agreement or instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations or any other obligation of any Issuer Party under any Transaction Document, or any rescission, waiver, amendment or other modification of any Transaction Document or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c) any taking, exchange, substitution, release, impairment or non-perfection of any Pledged Collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Secured Obligations;

(d) any manner of sale, disposition or application of proceeds of any Pledged Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f) any change, restructuring or termination of the corporate structure, ownership or existence of any Issuer Party or any of its subsidiaries or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any Secured Obligations;

(g) any failure of the Secured Party to disclose to any Issuer Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Issuer Party now or hereafter known to the Secured Party; and each Grantor waiving any duty of the Secured Party to disclose such information;

(h) the failure of any other Person to execute or deliver this Agreement or any other agreement or the release or reduction of liability of any other grantor or surety with respect to the Secured Obligations;

(i) the failure of the Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Transaction Document or otherwise;

(j) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, Pubco, HOD or any Issuer Party against the Secured Party; or

(k) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the financing arrangements or any existence of or reliance on any representation by any Secured Party that might vary the risk of any Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Issuer Party or any other guarantor or surety.

Section 7.13 Termination; Revival and Reinstatement of Secured Obligations. At such time as all Notes and the other Transaction Documents and all Secured Obligations have been indefeasibly paid in cash (other than contingent indemnification obligations in which no claim has been made or is reasonably foreseeable) and performed in full, this Agreement (other than those provisions hereunder that by their express terms survive termination) shall automatically terminate. At the request and sole expense of the Grantors following such termination, the Secured Party shall (without representation, warranty or recourse), deliver to such Grantor any Pledged Collateral of such Grantor held by the Secured Party and execute and deliver to such Grantor termination documents to evidence such termination. If the incurrence or payment of the Secured Obligations or the transfer to the Secured Party of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Secured Party is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Secured Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorney’s fees of the Secured Party, the Secured Obligations shall automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made and shall be secured by the Liens set forth in this Agreement. The provisions of this Section shall survive the satisfaction and payment of the Secured Obligations and the termination of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GRANTOR

BRAG HOUSE HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GRANTOR

DOGECOIN VENTURES, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

[●]., in its capacity as Secured Party

By:
Its:

By:
Its:

By:
Name:
Title:

Schedule 1

Pledged Securities

Owner of Equity Interests	Name of Issuer	Number and Class of Issued Shares	Certificated?	Percentage Pledged

Schedule 2

Filings and Maintenance of Perfected Security Interest

Type of Filing	Entity	Applicable Collateral Document	Filing Office

Delivery of the following Stock Certificates and Undated Transfer Power

Brag House Holdings, Inc.: Stock Certificate Number 537, dated November 24, 2025, issued by CleanCore Solutions, Inc., a Nevada corporation, in favor of Brag House Holdings, Inc. representing 4,000,000 shares of Class B common stock

Dogecoin Ventures, Inc.: Stock Certificate Number 505, dated November 13, 2025, issued by CleanCore Solutions, Inc., a Nevada corporation, in favor of Dogecoin Ventures, Inc., representing 9,000,000 shares of Class B common stock

Delivery of the following Pre-Funded Warrant and Undated Transfer Power

Dogecoin Ventures, Inc.: Pre-Funded Common Stock Purchase Warrant, dated September 5, 2025, issued by CleanCore Solutions, Inc., a Nevada corporation, in favor of Dogecoin Ventures, Inc. for 1,000,000 Warrant Shares

Schedule 3

Securities Accounts

Respondent	Financial Institution(s) / Securities Intermediary where Accounts Maintained	Account Numbers	Descriptions of Accounts

None.

Schedule 4

Grantor Information

Pubco

Legal Name:
Jurisdiction of Incorporation:
Type of Organization:
Organizational ID Number:
EIN Number
Chief Executive Office:

Dogecoin

Legal Name:
Jurisdiction of Incorporation:
Type of Organization:
Organizational ID Number:
EIN Number
Chief Executive Office:

Schedule 5

Grantor Notice Information

If to Pubco, to:	Brag House Holdings, Inc.
45 Park Street Montclair, NJ 07042 Attention: Lavell Juan Malloy, II, CEO Email: lavell@thebraghouse.com

If to Dogecoin, to:	Dogecoin Ventures, Inc.
2045 NW 1st Ave Miami, Florida 33127 Attention: Marco Margiotta, CEO and Charles Park, CFO; Email: marco@houseofdoge.com and charles@houseofdoge.com
With copy to (which shall not constitute notice):	Dogecoin Ventures, Inc. 2045 NW 1st Ave Miami, Florida 33127 Attention: Chief Legal Officer Email: legal@houseofdoge.com